Exhibit 10.5
SETTLEMENT AGREEMENT
     This Settlement Agreement (“Agreement”) is entered into and is effective as of December ___, 2009 by and between (1) Zrii, LLC, a Delaware limited liability company, and (2) William F. Farley, an individual, on the one hand, and (3) Lifevantage Corporation, a Colorado corporation, (4) Wellness Acquisition Group, a Delaware corporation, (5) Former Zrii Executives (as that term is defined herein), and (6) Former Zrii Independent Executives (as that term is defined herein), on the other hand (hereinafter, Zrii, LLC, William F. Farley, Lifevantage Corporation, Wellness Acquisition Group, the Former Zrii Executives, and the Former Zrii Independent Executives are sometimes referred to collectively as the “Parties,” and individually as a “Party.”)
Recitals
     WHEREAS, the Parties have been involved in various litigations against each other (as described herein); and
     WHEREAS, the Parties desire to fully and finally resolve those litigations and their disputes on the basis set forth herein,
     NOW, THEREFORE, the Parties hereby agree as follows:
Agreement
1	Definitions. Unless expressly stated to the contrary herein, the following definitions of terms shall apply to, and govern the interpretation and enforcement of this Agreement:
1.1	The term “Zrii” shall mean and refer to Zrii, LLC, a Delaware limited liability company, which is a multilevel marketing company with headquarters in Draper, Utah, and its Affiliates.

1.2	The term “Farley” shall mean and refer to William F. Farley, an individual, who is the managing member and principal owner of Zrii.

1.3	The term “Lifevantage” shall mean and refer to Lifevantage Corporation, a Colorado corporation, which is a multilevel marketing company that sells dietary supplements, with headquarters in San Diego County, California.

1.4	The term “WAG” shall mean and refer to Wellness Acquisition Group, a Delaware limited liability company.

1.5	The term “Former Zrii Executives” shall mean and refer to those individuals whose names appear on Exhibit “A”.

1.6	The term “Former Zrii IEs” shall mean and refer to those individuals and entities whose names appear on Exhibit “B”, including their respective Affiliates and any affiliated service entity.

1.7	The term “Former Zrii Employees” shall mean and refer to those individuals whose names appear on Exhibit “C.” To the extent any individual falls within the definition of “Former Zrii Executives” and “Former Zrii Employees,” such person shall be deemed to be subject to the obligations of both groups.

1.8	The term “Defendants” shall mean and refer to Lifevantage, WAG, the Former Zrii Executives, and the Former Zrii IEs.

1.9	The term “the Delaware Litigation” shall mean and refer to that certain litigation pending in the Chancery Court of Delaware, Civil Action No. 4374-VCP.

1.10	The term “the California Litigation” shall mean and refer to that certain litigation pending in the United States District Court for the Southern District of California, Case No. 09-CV 0405 L RBB.

1.11	The term “the Utah Litigation” shall mean and refer to that certain litigation pending in the Third District Court of Salt Lake County, Utah, Case No. 090903383.

1.12	The term “the Preliminary Injunction” shall mean and refer to that Preliminary Injunction Order issued in the Delaware Litigation, along with the related Memorandum Opinion.

1.13	The term “Claims” shall mean and refer to any claims, cross-claims, counterclaims, causes of action, liabilities, demands, obligations, rights, damages, costs, or expenses of any nature, kind, or character that have or could have been brought, asserted, alleged, or proposed in any lawsuit, action, arbitration, or proceeding of any kind, nature, or description, whether arising under or sounding in common law, contract, tort, statute, regulation, or rule for any reason, with respect to any dispute, controversy, or injury and for any amount or any form of relief.

1.14	The term “Former Zrii Executive Claims” shall mean and refer to any and all Claims, asserted, unasserted, known or unknown, which the Former Zrii Executives have or claim to have against Farley or Zrii.

1.15	The term “Former Zrii IE Claims” shall mean and refer to any and all Claims, asserted, unasserted, known or unknown, which the Former Zrii IEs have or claim to have against Farley or Zrii.

1.16	The term “Former Zrii Employee Claims” shall mean and refer to any and all Claims, asserted or unasserted, known or unknown, which the Former Zrii Employees have or claim to have against Farley or Zrii.

1.17	The term “the Administrative Proceedings” shall mean and refer to administrative proceedings brought by some or all of the Former Zrii Executives or Former Zrii Employees against Zrii and/or Farley.

1.18	The term “Zrii Confidential Information” shall mean and refer to any and all “trade secret” information as that term is defined at U.C.A. § 13-24-2 (4) and related case law.
2	Consideration
2.1	In consideration of the covenants and agreements of Zrii and Farley herein, Lifevantage agrees to pay Zrii the total lump sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00). Said payment shall be made on or before December 21, 2009, and shall be made by wire transfer, with instructions for such wire transfer to be provided by Zrii.

2.2	The consideration referenced in Section 2.1 will serve as consideration for the dismissal and release of Zrii’s and Farley’s Claims against Lifevantage. This release by Farley and Zrii of their claims shall be effective upon execution of this Agreement by Lifevantage and Lifevantage’s payment as identified in 2.1.

2.3	Defendants acknowledge that they are aware of the Preliminary Injunction. Each Defendant agrees that if his, her or its conduct violates the Preliminary Injunction, Zrii may seek further remedies in the Delaware Litigation based on such conduct.

2.4	Lifevantage agrees that in any and all recruiting meetings that it conducts between the effective date of this Agreement and the expiration of the Preliminary Injunction, it will ensure that a Lifevantage representative affirmatively states that Lifevantage will not accept applications at any time prior to the expiration of the Preliminary Injunction from persons or entities who were Zrii Independent Executives or their Affiliates prior to February 1, 2009. Lifevantage agrees to inform its independent contractors that they must inform potential recruits at any and all recruiting meetings that Lifevantage will not accept applications at any time prior to the expiration of the Preliminary Injunction from persons or entities who were Zrii Independent Executives or their Affiliates prior to February 1, 2009. Lifevantage further agrees it will use its best efforts, in good faith, to not, until after the expiration of the Preliminary Injunction, accept any applications from persons or entities who were Zrii Independent Executives prior to February 1, 2009 or from their Affiliates.
3	Relinquishment of Claims to Ownership or Other Interests in Zrii
3.1	Defendants each hereby expressly waive and renounce any option to acquire, or right or claim of ownership of, membership in, or any other interest in Zrii or any of its Affiliates of any nature, kind, or description (collectively, “Ownership Interest”).

3.2	To the extent any of the Defendants had, have, or may ever have any Ownership Interest in Zrii or any of its Affiliates, each of the Defendants hereby conveys such past,

present, or future interest to Farley and fully and unconditionally relinquishes that Ownership Interest to Farley.
4	Destruction, Deletion and Non-Use of Zrii Confidential Information
4.1	Defendants, individually and collectively, agree that they will destroy any and all hard copies of Zrii Confidential Information, and will permanently destroy and delete all such information from any computers or electronic media in their possession, custody, or control. Defendants further agree that they will not make use of any Zrii Confidential Information. The parties hereto agree and acknowledge that the retention of a forensic copy of Curtis Call’s home computer hard drive by Kirby Zenger’s counsel, John C. Rooker, is not and shall not be deemed to be a violation of this Paragraph 4.1 by any Party to this Agreement, provided that such Party does not have access to or use any information from that hard drive.
5	Disposition of the Delaware and California Litigations
5.1	Not later than thirty (30) days after the receipt by Zrii of the $400,000.00 payment from Lifevantage and receipt of releases of Zrii and Farley from all Claims by adverse Parties in the Delaware and California Actions, the Parties to those litigations shall file and serve a stipulation or other necessary paper with the objective of getting all Claims dismissed with prejudice. If the stipulation or other paper in the Delaware Litigation is submitted prior to the expiration of the Preliminary Injunction, it shall provide that the Preliminary Injunction shall remain intact until the date of its expiration. Zrii agrees that it will not attempt to extend the existing term of the Preliminary Injunction, providing no violations of the Preliminary Injunction occur between the date of the payment described in 2.1 and the expiration of that injunction on December 21, 2009.

5.2	The stipulation to dismiss the Delaware Litigation shall be in the form attached hereto as Exhibit D. The stipulation to dismiss the California Litigation shall be in the form attached hereto as Exhibit E.

5.3	Lifevantage agrees to acquire from (i) each Defendant in the California and Delaware actions and (ii) each of the Former Zrii Executives and Former Zrii IEs an executed copy of this Agreement on or before December 21, 2009.
6	Disposition of the Utah Litigation and the Administrative Proceedings
6.1	Lifevantage agrees to use its best efforts to acquire from each of the Former Zrii Employees an executed Release and Dismissal document in the form attached hereto as Exhibit F before December 21, 2009, and to execute, or have their counsel execute, a stipulation to dismiss the Utah Litigation pursuant to the terms of Exhibit F, but not later than December 31, 2009.

6.2	Lifevantage further agrees to use its best efforts to cause the Former Zrii Employees to cause any administrative or other proceeding they may have initiated against Zrii or

Farley regarding unpaid wages, bonuses, commissions or penalties to be dismissed or withdrawn with prejudice, said dismissal and withdrawal to occur on or before December 21, 2009, but not later than December 31, 2009. The dismissal shall be in the form attached hereto as Exhibit G.
6.3	If Lifevantage is unable to acquire all of the desired Release and Dismissal documents before December 21, Lifevantage agrees to (A) provide to Zrii and Farley a list of those persons from whom a Release and Dismissal document has not yet been acquired by that date and (B) use its best efforts to acquire the remaining ones by December 31, 2009.

6.4	Lifevantage agrees that it will notify each of the Former Zrii Employees that he or she is not released from any claim of Zrii and Farley until that party executes the Release and Dismissal document and submits the necessary papers to cause any administrative claim filed by such Former Zrii Employees to be dismissed or withdrawn.

6.5	Zrii and Farley agree that within thirty (30) days after they receive the Release and Dismissal documents, executed by the Former Zrii Employees, they will sign the Release and Dismissal documents and file a stipulation or other documents necessary to dismiss the Claims in the Utah Litigation with prejudice, as against those Former Zrii Employees who have dismissed and released their Former Zrii Employee Claims against Farley and Zrii.

6.6	The Former Zrii Executives and the Former IEs agree to cause any administrative or other proceeding in which they have asserted Claims against Zrii or Farley regarding unpaid wages, bonuses, commissions or penalties to be dismissed or withdrawn with prejudice. They agree to execute all of the documents needed to accomplish those dismissals or withdrawals before December 21, 2009.

6.7	The dismissals referenced in this Agreement shall be with prejudice and will provide that each Party shall bear its respective attorneys’ fees and costs. All dismissals shall further provide that the Parties to the Delaware and California Litigations submit to the personal and subject matter jurisdiction of the court in which the litigation or proceeding was commenced, and that despite the dismissal of the litigation or proceeding, the affected court or administrative body shall retain jurisdiction to enforce the provisions of this Agreement.
7	Releases
7.1	Subject to the limitations and qualifications set forth herein, Zrii and Farley hereby fully and irrevocably release and forever discharge Defendants and their respective agents, employees, officers, directors, heirs, and assigns (“Related Persons”) of and from any and all Claims (including, but not limited to, those claims asserted in the Delaware, Utah, and California Litigations or that otherwise could have been brought or asserted in such litigations), whether known or unknown, existing or potential, or suspected or unsuspected, which Zrii and Farley had or asserted or could have asserted, have or assert or could assert, or may hereafter have or assert against the Defendants, that are based on conduct that occurred prior to the date of this Agreement. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NO RELEASE GRANTED HEREIN BY ZRII and FARLEY IS EFFECTIVE UNLESS AND UNTIL THE PARTY ASSERTING THE RELEASE HAS RELEASED ALL CLAIMS AGAINST ZRII AND FARLEY. IT IS THE INTENT OF THE PARTIES THAT THIS RELEASE SHALL NOT OPERATE TO RELEASE ANYONE NOT A PARTY TO THIS AGREEMENT OR WHO HAS NOT SIGNED THIS AGREEMENT.
7.2	Subject to the limitations and qualifications set forth herein, each of the Defendants hereby fully and irrevocably releases and forever discharges Zrii and Farley and their respective agents, employees, officers, directors, heirs, and assigns (“Related Parties”) of and from any and all Claims (including, but not limited to, those claims asserted in the Delaware, Utah and California Litigations, the Former Zrii Executive Claims, and the Former Zrii IE Claims and any claims that otherwise could have been brought or asserted in the Delaware, Utah, and California Actions or any administrative proceeding), whether known or unknown, existing or potential, or suspected or unsuspected, which Defendants had or asserted or could have asserted, have or assert or could assert, or may hereafter have or assert against Zrii or Farley, and their agents, employees, officers, directors, heirs, and assigns that are based on conduct that occurred prior to the date of this Agreement. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NO RELEASE GRANTED HEREIN BY A DEFENDANT IS EFFECTIVE UNLESS AND UNTIL THE PARTY ASSERTING THE RELEASE HAS RELEASED ALL CLAIMS AGAINST THAT DEFENDANT. IT IS THE INTENT OF THE PARTIES THAT THIS RELEASE SHALL NOT OPERATE TO RELEASE ANYONE NOT A PARTY TO THIS AGREEMENT OR WHO HAS NOT SIGNED THIS AGREEMENT.

7.3	The Parties acknowledge and represent that they are familiar with the provisions of Section 1542 of the California Civil Code, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
THE PARTIES FURTHER ACKNOWLEDGE THAT EACH OF THEM KNOWINGLY, VOLUNTARILY, AND EXPRESSLY WAIVES ANY RIGHTS AND BENEFITS ARISING UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE AND/OR ANY OTHER STATUTE OR PRINCIPLE OF ANY OTHER STATE OF SIMILAR EFFECT.

7.3.1.	Nothing contained in the foregoing releases shall be deemed to be a release of claim by one party against another for a breach of this Agreement. If any party believes another party has breached any covenant, obligation or promise that is set out in this Agreement, it shall provide written notice to the party alleged to not to be in compliance.

7.3.2.	The written notice shall specify each breach by (1) referring to the provision(s) in this Agreement that is alleged to have been breached; and (2) reciting, with a reasonable amount of detail, the facts that constitute such alleged breach. The recipient of the notice shall have ten days to satisfy the other that no breach occurred or that each breach has been resolved. If the party which gave the notice remains unsatisfied, that party can then commence whatever legal action it deems appropriate.
7.4	Nothing in this Agreement shall release any former employee of Lifevantage from any of the terms and conditions of his or her Lifevantage employment or severance agreement.
8	Warranties and Representations
8.1	Each Defendant acknowledges, warrants, and represents that none of the claims released herein has been transferred, assigned, or otherwise alienated prior to the date of this Agreement.

8.2	Each Defendant acknowledges, warrants, and represents that the execution of this Agreement and the covenants herein are within his/her/its authority and that this Agreement is executed pursuant to necessary and customary authorizations.

8.3	Zrii acknowledges, warrants, and represents that it has not transferred, assigned, or otherwise alienated any of the claims released by them herein.

8.4	Zrii acknowledges, warrants, and represents that the execution of this Agreement and the covenants herein are within its authority and that this Agreement is executed pursuant to necessary and customary authorizations.
9	Non-Disparagement
9.1	Each Party agrees not to make any disparaging statement to a third party about another Party. “Disparaging statement” means any false, deceptive, or misleading statement, as well as any statement intended to ridicule or demean a Party. This obligation includes, but is not limited to, a Party’s character, reputation, products, business operations, or employees.

10	Miscellaneous
10.1	Understanding of Agreement Each of the Parties understands this Agreement, and the terms and conditions contained herein, and has relied upon its own judgment, belief, knowledge, understanding and expertise after careful consultation with its own legal counsel concerning the legal effect of this Agreement and all of the terms and conditions of this Agreement.

10.2	Final Integrated Agreement This Agreement, and any documents referred to herein, constitute the entire, final and binding understanding between the parties with respect to the subject matter hereof. No other statement or representation, written or oral, express or implied, has been relied upon in executing this Agreement, and all prior discussions, statements, and negotiations made or that have occurred prior to the date of the Agreement are deemed merged into this Agreement, and shall not be used for any purpose whatsoever.

10.3	Binding Effect This Agreement shall bind and inure to the benefit of the Parties and to their respective successors and permitted assigns in interest. This section shall be subject to the specific prohibitions on assignment set forth above.

10.4	Severability If any provision of the Agreement is held void or for any reason unenforceable, the remaining portions of this Agreement will remain in full force and effect.

10.5	Amendment This Agreement may not be amended, altered, modified, or otherwise changed in any respect except by a writing duly executed by the Parties, or their authorized representatives.

10.6	Joint Negotiation This Agreement has been negotiated and reviewed by each of the Parties, and no provision of the Agreement shall be construed against any Party on the ground that such Party was the drafter of that provision of the Agreement or for any other reason.

10.7	Counterparts This Agreement may be executed by the Parties in counterparts, each of which may be deemed an original and all of which together shall constitute a single instrument

10.8	Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to its choice of law and conflicts of laws rules.

10.9	Additional Necessary Documents The Parties, and each of them, agree to do all things necessary, including, but not limited to, execution of additional documents, as may be reasonably required, in order to carry out the purposes and intent of this Agreement and to fulfill their obligations under this Agreement.

     Signature pages to follow.

ZRII, LCC, a Delaware a Limited Liability company
Signed: December , 2009	By:
William F. Farley
CEO and President

Signed: December , 2009
William F. Farley
Individually

Signed: December , 2009	LIFEVANTAGE CORPORATION, a Colorado corporation
By:
David W. Brown
CEO and President

WELLNESS ACQUISITION GROUP
Signed: December , 2009	By:
Keith Fitzgerald

Former Zrii Executives

Signed: December , 2009	Tracy Harward

Signed: December , 2009	Ryan Thompson

Signed: December , 2009	Gene Tipps

Signed: December , 2009	Kirby Zenger

Signed: December , 2009	Bart Graser
Former Zrii IEs:

Signed: December , 2009
Eric Albrechtsen

Signed: December , 2009
Tyler Daniels, Individually

Signed: December , 2009	RETIREMENT OPTIONS, INC.
By:
Tyler Daniels
Authorized Representative

Signed: December , 2009
Jason Domingo, Individually

Signed: December , 2009	OVATION MARKETING GROUP, INC.
By:
Jason Domingo
Authorized Representative

Signed: December , 2009
Seth Mulder, Individually

Signed: December , 2009	GLOBAL LEGACY GROUP
By:
Seth Mulder
Authorized Representative

Signed: December , 2009	SETH MULDER ENTERPRISES
By:
Seth Mulder
Authorized Representative

Signed: December , 2009
Marcell Niederhauser, Individually

Signed: December , 2009	CONVERGENCE MARKETING
By:
Marcell Niederhauser
Authorized Representative

Signed: December , 2009
Mark Rogers, Individually

Signed: December , 2009
Marc Shinsato, Individually

Signed: December , 2009	SUNCREST ENTERPRISES
By:
Marc Shinsato
Authorized Representative

Signed: December , 2009	GLOBAL LEGACY GROUP
By:
Marc Shinsato
Authorized Representative

Signed: December , 2009
Colt Elam, Individually

Signed: December , 2009
Nathan B. Elam, Individually

Signed: December , 2009
Keith Fitzgerald, Individually